Net Loss Per Share Attributable to Common Stockholders	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Net Loss Per Share Attributable to Common Stockholders
NET LOSS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS

The following table reconciles basic and diluted weighted average common shares outstanding for the years ended December 31, 2017, 2016 and 2015 (in millions, except per share data):

	Year Ended December 31,
	2017	2016	2015
Weighted average common shares outstanding:
Basic	233.1	228.8	226.9
Dilutive unvested stock	—	—	—
Diluted	233.1	228.8	226.9

Basic and diluted net loss per share attributable to common stockholders	$(1.68)	$(2.67)	$(4.30)

Potentially dilutive securities that were not included in the diluted net loss per share computations because their effects would have been anti-dilutive were as follows (in millions):

	Year Ended December 31,
	2017	2016	2015
Stock options and unvested stock (1)	3.4	0.6	2.1
Convertible notes (2)	16.9	16.3	15.8
Total potentially dilutive common shares	20.3	16.9	17.9

(1)
Does not include 0.2 million shares, 5.0 million shares and 5.4 million shares for the years ended December 31, 2017, 2016 and 2015, respectively, of unvested stock because the performance conditions had not yet been satisfied as of December 31, 2017, 2016 and 2015, respectively.

(2)
Includes number of shares in aggregate issuable upon conversion of the 2021 Cheniere Convertible Unsecured Notes and the 2045 Cheniere Convertible Senior Notes. There were no shares included in the computation of diluted net loss per share for the 2025 CCH HoldCo II Convertible Senior Notes because substantive non-market-based contingencies underlying the eligible conversion date have not been met as of December 31, 2017.